SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549



                                 Form 8-K



                              CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report:  May 29, 1997





                          BLACK HILLS CORPORATION



State of South Dakota       File Number 1-7978       IRS Number 46-0111677





                               625 Ninth Street
                        Rapid City, South Dakota  57709



                 Registrant's telephone number (605) 348-1700
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Item 5.     OTHER EVENTS

            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            (a)  The Annual Meeting of Shareholders was held on May 20,
                 1997.

            (b) The following Directors were elected to serve until the Annual Meeting of Shareholders in 2000.

                           Daniel P. Landguth
                           Dale E. Clement
                           John R. Howard

                 Other Directors whose term of office continues are:

                           Adil M. Ameer
                           Glenn C. Barber
                           Bruce B. Brundage
                           Everett E. Hoyt
                           Kay S. Jorgensen
                           Thomas J. Zeller

            (c)  Matters Voted Upon at the Meeting

                 1. Elected three Class II Directors to serve until the Annual Meeting of Shareholders in 2000.

                     Daniel P. Landguth
                          Votes For                      11,559,388
                          Votes Withheld                    345,492

                     Dale E. Clement
                          Votes For                      11,530,113
                          Votes Withheld                    350,467

                     John R. Howard
                          Votes For                      11,531,764
                          Votes Withheld                    349,332

                 2. Ratified the appointment of Arthur Andersen LLP to serve as independent auditors of the Company for the year 1997.
                          Votes For                      11,737,741
                          Votes Against                      47,355
                          Abstain                           103,756
                          Broker Non-Votes                      -0-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLACK HILLS CORPORATION



                                        By /s/ Roxann R. Basham
                                           Roxann R. Basham, Corporate
                                             Secretary and Treasurer


Dated:  May 29, 1997